As filed with the Securities and Exchange Commission on November 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09447
Jacob Funds Inc.
(Exact name of registrant as specified in charter)
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Address of principal executive offices) (Zip code)
Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Name and address of agent for service)
(424)-237-2164
Registrant’s telephone number, including area code
Date of fiscal year end: August 31
Date of reporting period: August 31, 2011

Item 1.  Report to Stockholders.

Jacob Internet Fund

Jacob Small Cap Growth Fund

Jacob Wisdom Fund

Annual Report
August 31, 2011

The Jacob Internet Fund and Jacob Small Cap Growth Fund are mutual funds with the primary investment objective of long-term growth of capital.
The Jacob Wisdom Fund is a mutual fund with the primary investment objective to maximize total investment return consisting of a combination of income and capital appreciation.
The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdown	4
Schedules of Investments	10
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to the Financial Statements	25
Report of Independent Registered Public Accounting Firm	40
Additional Information on Fund Expenses	41
Additional Information	43

Dear Fellow Investors,

The fiscal year ended August 31, 2011 had two distinct halves. In the first half, economic indicators were positive, and investors were upbeat about the prospects for an economic recovery. However, sentiment turned negative in the second half, as statistics became mixed and worries increased about the deepening European debt crisis. Together, these led to the steep correction we experienced over the summer.

In our opinion, the markets have now swung too far into negative territory. We see no signs of an impending financial break such as what occurred in 2008 and 2009. Our financial system remains undoubtedly weak, but appears much more stable than it was. We also believe Europe’s problems will be resolved one way or another and will not hinder the long-term recovery of the markets.

As stock pickers, we feel today’s lukewarm economy contains many well-priced investment opportunities. Corporations have generally managed to stay disciplined and deliver relatively strong profits, in spite of slower growth. We continue to find interesting companies that are gaining market share and growing, despite the difficult environment.

Jacob Internet Fund

We are pleased to report that the Jacob Internet Fund was up 29.39% on a total return basis for the fiscal year ended August 31, 2011, beating the benchmark Nasdaq Composite Index, which was up 23.32%.

The outperformance was driven in large part by Apple, Shutterfly, Sina and Baidu. Apple has delivered even without Steve Jobs at the helm, and still has one of the most impressive balance sheets of any major U.S. company. Shutterfly’s recent acquisition of stationery company Tiny Prints helps shift its product mix toward higher-margin items such as personalized photo books, cards and calendars.

Of our standout Chinese holdings, Shanghai-based Sina has been refining its leading social networking service to make it more Facebook-like, all the while benefiting tremendously from the network effect of their extraordinary growth. Chinese Internet search company Baidu continues to increase market share and lower traffic acquisition costs in the absence of any viable competition.

Over the summer, we took advantage of the drop in the market to add several attractive names to the portfolio at what we believe are bargain prices, including Ariba and Cisco. Other purchases included Travelzoo, which has a tremendous opportunity to accelerate revenue and earnings growth by offering Groupon-style daily deals to its established base of almost 25 million subscribers. We also bought WebMD, the trusted health information brand, which should do well as healthcare and drug companies increase their online marketing budgets.

During this period we also exited a few stocks, including Digital River and NetSpend, as we became less certain that the secular trends in their markets were sustainable.

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund was up a strong 38.72% for the fiscal year ended August 31, 2011, outperforming the Russell 2000 Growth Index, which rose 27.54%, powered by a wide array of stocks in the portfolio. The majority of the investments in the Fund are spread amongst the technology, healthcare and energy sectors.

The main driver behind the performance was the clinical stage biopharmaceutical company Amarin, which continues to be a leading position in the Fund. Amarin’s prescription strength omega-3 fish oil drug, used for treating high triglycerides is close to full approval, and emerging data has been very positive. We believe it remains an attractive prospect for a partnership with or acquisition by a major pharmaceutical company.

Other significant drivers behind performance included Shutterfly, Baidu and Sina (also held in the Jacob Internet Fund).

We recently added three healthcare stocks to the portfolio. Synta Pharmaceuticals, who is developing drugs to treat cancer and chronic inflammatory diseases. Derma Sciences, a maker of skin care and wound management products, has a potentially important treatment for diabetic skin ulcers in the works. Lastly, we purchased Exact Sciences, who is seeking FDA approval for a promising non-invasive screening test for colorectal cancer.

Energy stocks, which make up a little over 20% of this portfolio, performed very well in the first half of the year. We exited Brigham Exploration after an excellent run caused its market cap to grow into mid-cap range. We later purchased some smaller players, including Oasis Petroleum and GeoResources, which engage in energy development in the Williston Basin, and Swift Energy, which is ramping up production in the Eagle Ford shale play in Texas.

In China, we continue to play the huge demand for budget hotels with our investments in Home Inns, the market leader, as well as an additional new position, 7 Days Group Holdings. In the period, we also bought shares of Ariba, WebMD, and Travelzoo (also held in the Jacob Internet Fund).

Jacob Wisdom Fund

Our conservatively run Jacob Wisdom Fund experienced a reverse ride in comparison to the Internet and Small Cap Growth Funds. The Fund returned 15.40% for the fiscal year ended August 31, 2011, versus 18.50% for the S&P 500 Index. This Fund has a more conservative posture, so it was no surprise we lagged the S&P 500 Index during the buoyant market of the first half of the fiscal year, then outperformed the S&P 500 Index in the dismal second half.

This portfolio does not own any of the major technology stocks or large bank stocks, two sectors that helped power the S&P 500 Index in the first six months of the year.

Our picks really began to shine in the second half, when our positions in mortgage REITs significantly outperformed while the major financial names tumbled, helping us retrace a good portion of our previous losses.

We are very excited about two stocks we added this summer: Cummins and Toro. Cummins is a leading manufacturer of diesel and natural gas truck engines and components, a business that will be boosted by increased safety and environmental regulation here in the U.S., as well as in emerging markets. On a similar note, we added to our position in WABCO Holdings, which will also benefit from this regulatory trend. Meanwhile, Toro, whose brand is synonymous with lawn care, has exciting growth potential in equipment for golf courses, particularly in their South American and Asian markets.

We have increased our position in Wal-Mart Stores, which continues to be one of our favorites, due to its excellent return on invested capital and aggressive share buyback program.

Overall, we are glad to be in an environment where skillful stock picking can still be well rewarded. We thank you for choosing us, and we look forward to a bright future.

Ryan Jacob
Chairman and Chief Investment Officer

Frank Alexander
Portfolio Manager

Past performance is not a guarantee of future results.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change. Forecasts cannot be guaranteed.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks.

The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the schedule of investments for complete fund holdings information.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

The Funds are distributed by Quasar Distributors, LLC.

Jacob Internet Fund
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2011
(as a percentage of total investments)

Jacob Small Cap Growth Fund
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2011
(as a percentage of total investments)

Jacob Wisdom Fund
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2011
(as a percentage of total investments)

Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices

	Jacob Internet		NASDAQ Composite	Bloomberg US
	Fund	S&P 500	Index	Internet Index
09/01/01	10000	10000	10000	10000
8/31/2002	7229	8201	7309	5730
8/31/2003	17831	9190	10112	8999
8/31/2004	18193	10242	10320	9389
8/31/2005	24818	11528	12161	10333
8/31/2006	29759	12552	12445	9468
8/31/2007	33051	14410	14918	12814
8/31/2008	25905	12805	13715	10859
8/31/2009	24904	10469	11763	9670
8/31/2010	28534	10982	12496	10170
8/31/2011	36918	13013	15410	11776

	Average Annual Total Return through August 31, 2011
	One Year	Five Year	Ten Year
Jacob Internet Fund	29.39%	4.40%	13.95%
S&P 500® Index	18.50%	0.78%	2.70%
NASDAQ Composite Index	23.32%	4.35%	4.41%
Bloomberg U.S. Internet Index	15.79%	4.46%	1.65%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The Bloomberg U.S. Internet Index is a capitalization-weighted index comprised of U.S. internet companies that have a market capitalization greater than $250 million. The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on September 1, 2001 and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in Jacob
Small Cap Growth Fund vs. Russell 2000 Growth Index

	Jacob Small
	Cap Growth	Russell 2000
	Fund	Growth Index
February 1, 2010	10000	10000
August 31, 2010	9793	9984
August 31, 2011	13585	12734

	Returns as of August 31, 2011
		Annual Return
	One Year	Since Inception
Jacob Small Cap Growth Fund	38.72%	21.43%
Russell 2000 Growth Index	27.54%	16.54%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Wisdom Fund vs. S&P 500 Index

	Jacob Wisdom
	Fund	S&P 500
December 1, 2009	10000	10000
August 31, 2010	9886	9606
August 31, 2011	11408	11382

	Returns as of August 31, 2011
		Annual Return
	One Year	Since Inception*
Jacob Wisdom Fund	15.40%	7.83%
S&P 500® Index	18.50%	7.69%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on December 1, 2009 (the day Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Wisdom Fund) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*	On December 1, 2009, the Adviser took over management of the Wisdom Fund prior to the Wisdom Fund’s merger into the Jacob Wisdom Fund on February 18, 2010. Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS		99.1%

	Internet—Commerce	26.4%
50,850	Bottomline Technologies, Inc.*			$1,168,024
32,000	Ctrip.com International Ltd.—ADR*^			1,335,040
40,000	eBay Inc.*			1,234,800
82,000	Expedia, Inc.			2,485,420
4,000	Netflix, Inc.*			940,040
48,000	New Oriental Education & Technology Group, Inc.—ADR*^			1,464,000
25,044	Shutterfly, Inc.*			1,343,861
24,700	Travelzoo Inc.*(a)			902,291

				10,873,476

	Internet—Infrastructure	44.8%
6,000	Apple Computer, Inc.*			2,308,980
50,700	Ariba Inc.*			1,375,491
14,700	athenahealth Inc.*(a)			852,600
28,000	Broadcom Corporation—Class A			998,200
80,000	Cisco Systems, Inc.			1,254,400
39,350	Cypress Semiconductor Corp.			623,304
58,850	LogMeIn, Inc.*			1,839,063
25,500	Netlogic Microsystems Inc.*			765,510
54,800	NetScout Systems, Inc.*			756,240
40,000	Red Hat, Inc.*			1,581,600
9,000	Salesforce.com, Inc.*			1,158,750
44,596	SanDisk Corporation*			1,634,444
50,247	Sourcefire Inc.*			1,387,822
17,700	SuccessFactors, Inc.*			413,472
204,000	TriQuint Semiconductor, Inc.*			1,546,320

				18,496,196

	Internet—Media	27.9%
11,000	Baidu.com, Inc.—ADR*^			1,603,580
32,357	Geeknet, Inc.*			682,413
3,000	Google Inc.*			1,622,880
491,951	Hollywood Media Corp.*			772,363
30,000	IAC/InterActiveCorp.*			1,185,900
14,950	SINA Corporation*^(a)			1,605,779
40,000	Tencent Holdings Limited (HK)			954,374

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS—(continued)		99.1%

	Internet—Media—(continued)	27.9%
32,450	WebMD Health Corp.*			$1,146,783
141,874	Yahoo! Inc.*			1,930,196

				11,504,268

	TOTAL COMMON STOCKS (Cost $29,169,381)			40,873,940

Principal
Amount

	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING		0.4%

	Commercial Paper	0.4%
$691,033	Ottimo Funding LLC, 0.28%, Due 10/27/11(b)			166,439

	TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $691,033)			166,439

	TOTAL INVESTMENTS (Cost $29,860,414)		99.5%	41,040,379
	OTHER ASSETS IN EXCESS OF LIABILITIES		0.5%	225,501

	TOTAL NET ASSETS		100.0%	$41,265,880

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	All or portion of shares are on loan.
(b)	Illiquid security fair valued by Valuation Committee as delegated by the Jacob Funds’ Board of Directors.
ADR	American Depository Receipt.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS		98.3%

	Accommodation & Food Services	7.2%
6,000	Home Inns & Hotels Management, Inc—ADR*^			$229,440
14,500	7 Days Group Holdings Ltd.—ADR*^			272,310

				501,750

	Arts, Entertainment, and Recreation	1.4%
120,000	DHX Media Ltd.*^			95,578

	Health Care Services & Supplies	3.1%
34,000	Delcath Systems Inc.*			140,760
2,000	IPC The Hospitalist Co.*			80,200

				220,960

	Internet Services	16.4%
10,000	LogMeIn, Inc.*			312,500
4,150	Shutterfly, Inc.*			222,689
2,450	SINA Corporation*^			263,155
4,300	Travelzoo Inc.*			157,079
5,550	WebMD Health Corp.*			196,137

				1,151,560

	Oil & Gas—Exploration & Production	21.0%
300,000	Bowood Energy Inc.*			122,537
32,000	DeeThree Exploration Ltd.*			125,804
9,000	GeoResources, Inc.*			209,700
12,500	Oasis Petroleum Inc.*			332,500
200,000	Primary Petroleum Corp.*			173,593
7,000	Rosetta Resources, Inc.*			321,650
6,000	Swift Energy Company*			185,100

				1,470,884

	Pharmaceuticals	27.7%
32,589	Achillion Pharmaceuticals Inc.*			200,422
50,000	AEterna Zentaris Inc.*^			100,500
30,000	Amarin Corporation PLC — ADR*^			345,300
19,950	Derma Sciences, Inc.*			163,221
32,000	Exact Sciences Corp.*			247,360
22,000	Keryx Biopharmaceuticals, Inc.*			89,540

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS—(continued)		98.3%

	Pharmaceuticals—(continued)	27.7%
14,000	MAP Pharmaceuticals Inc.*			$196,000
26,000	Rigel Pharmaceuticals, Inc.*			204,880
44,000	Synta Pharmaceuticals Corp.*			187,000
32,000	Trius Therapeutics, Inc.*			212,160

				1,946,383

	Semiconductors	7.1%
6,700	Cypress Semiconductor Corp.			106,128
4,500	Netlogic Microsystems Inc.*			135,090
34,000	TriQuint Semiconductor, Inc.*			257,720

				498,938

	Software	14.4%
8,900	Ariba Inc.*			241,457
2,500	athenahealth Inc.*			145,000
8,300	Bottomline Technologies, Inc.*			190,651
9,000	Netscout Systems, Inc.*			124,200
8,400	Sourcefire Inc.*			232,008
3,200	SuccessFactors, Inc.*			74,752

				1,008,068

	TOTAL COMMON STOCKS (Cost $6,364,682)			6,894,121

	TOTAL INVESTMENTS (Cost $6,364,682)		98.3%	6,894,121
	OTHER ASSETS IN EXCESS OF LIABILITIES		1.7%	118,665

	TOTAL NET ASSETS		100.0%	$7,012,786

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS		92.0%

	Air Freight & Logistics	7.5%
2,400	C.H. Robinson Worldwide, Inc.			$169,200
4,500	Expeditors International of Washington, Inc.			204,750
6,000	United Parcel Service, Inc. (UPS)—Class B			404,340

				778,290

	Beverages	12.1%
4,500	Anheuser-Busch InBev NV—ADR^			248,670
6,300	The Coca-Cola Company			443,835
3,000	Diageo plc—ADR^			240,780
5,000	PepsiCo, Inc.			322,150

				1,255,435

	Commercial Banks	2.4%
15,000	Banco Latinoamericano de Comercio Exterior SA^			250,650

	Commercial Services & Supplies	4.3%
2,400	The Sherwin-Williams Company			181,776
7,500	Verisk Analytics, Inc.—Class A*			261,300

				443,076

	Consumer Finance	4.7%
4,500	American Express Company			223,695
3,000	Visa Inc.—Class A			263,640

				487,335

	Education	2.3%
8,000	New Oriental Education & Technology Group, Inc.—ADR*^			244,000

	Food & Staples Retailing	7.7%
3,500	Costco Wholesale Corporation			274,890
10,000	Wal-Mart Stores, Inc.			532,100

				806,990

	Food Products	5.4%
4,500	Mead Johnson Nutrition Company			320,625
7,200	Unilever NV—NY Shares^			244,800

				565,425

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS—(continued)		92.0%

	Health Care Equipment & Supplies	4.8%
3,000	Becton Dickinson & Company			$244,140
2,700	C. R. Bard, Inc.			257,202

				501,342

	Hotels, Restaurants & Leisure	3.0%
3,500	McDonald’s Corporation			316,610

	Household Products	1.5%
2,400	The Procter & Gamble Company			152,832

	Insurance	5.8%
2	Berkshire Hathaway Inc.—Class A*			219,538
5,300	The Chubb Corporation			328,017
1,500	Torchmark Corporation			57,315

				604,870

	Machinery	6.4%
2,000	Cummins Inc.			185,840
3,600	The Toro Co.			196,452
6,000	WABCO Holdings Inc.*			279,900

				662,192

	Oil, Gas & Consumable Fuels	4.7%
3,600	Exxon Mobil Corporation			266,544
6,000	Southwestern Energy Company*			227,700

				494,244

	Pharmaceuticals	3.2%
9,000	Sanofi-Aventis—ADR^			329,130

	Real Estate Investment Trusts (REITs)	12.9%
22,800	Annaly Capital Management Inc.			413,364
60,000	Anworth Mortgage Asset Corporation			431,400
15,000	Cypress Sharpridge Investments, Inc			200,250
40,000	MFA Financial, Inc.			299,600

				1,344,614

	Software	1.3%
4,000	MSCI Inc.—Class A*			138,280

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2011

Shares				Value

	COMMON STOCKS—(continued)		92.0%

	Textiles, Apparel & Luxury Goods	2.0%
2,400	Nike, Inc.—Class B			$207,960

	TOTAL COMMON STOCKS (Cost $8,050,188)			9,583,275

	TOTAL INVESTMENTS (Cost $8,050,188)		92.0%	9,583,275
	OTHER ASSETS IN EXCESS OF LIABILITIES		8.0%	831,940

	TOTAL NET ASSETS		100.0%	$10,415,215

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2011

			Jacob
	Jacob		Small Cap	Jacob
	Internet Fund		Growth Fund	Wisdom Fund

Assets:
Investments, at value (cost $29,860,414, $6,364,682 and $8,050,188, respectively)	$41,040,379	(1)	$6,894,121	$9,583,275
Cash	1,044,273		86,649	1,383,498
Cash from securities lending broker (See Note 7)	1,304,912		—	—
Receivable for capital shares sold	20,050		78,584	—
Dividends Receivable	8,440		—	17,145
Other assets	23,333		13,111	14,910

Total Assets	43,441,387		7,072,465	10,998,828

Liabilities:
Payable for collateral received for securities loaned	1,995,945		—	—
Payable for securities purchased	—		—	513,694
Payable to Adviser	42,687		—	—
Payable for distribution expenses (see Note 8)	25,412		—	14,593
Payable for capital shares repurchased	4,971		—	2,085
Accrued printing and mailing fees	24,822		3,474	3,495
Accrued transfer agent fees	26,893		7,347	10,183
Accrued expenses and other liabilities	54,777		48,858	39,563

Total Liabilities	2,175,507		59,679	583,613

Net Assets	$41,265,880		$7,012,786	$10,415,215

Net Assets Consist Of:
Capital Stock	$41,497,362		$20,981,968	$10,247,489
Undistributed net investment income	—		68,970	116,411
Accumulated net realized loss on investments	(11,411,447)		(14,567,591)	(1,481,772)
Net unrealized appreciation on investments	11,179,965		529,439	1,533,087

Total Net Assets	$41,265,880		$7,012,786	$10,415,215

Shares outstanding (20 billion shares of $0.001 par value authorized)	13,977,160		463,748	1,182,659

Net asset value, redemption price and offering price per share	$2.95		$15.12	$8.81

(1)	Includes securities out on loan to brokers with a market value of $1,896,777.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2011

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Wisdom Fund

Investment Income
Dividend income	$56,629	$—	$376,772	(1)
Interest income	358	85	18
Securities lending income	13,453	—	—

Total Investment Income	70,440	85	376,790

Expenses
Investment advisory fee	556,046	57,146	56,022
Distribution expenses (See Note 8)	155,693	22,224	39,215
Administration fee	47,531	39,072	42,386
Fund accounting fees	30,287	28,005	29,392
Transfer agent fees	164,448	31,820	41,930
Custody fees	7,573	6,009	5,199
Federal and state registration	23,879	29,058	28,982
Insurance expense	18,466	13,882	6,000
Audit fees	15,065	14,915	15,049
Legal fees	58,047	25,958	21,662
Reports to shareholders	56,440	6,217	14,681
Directors’ fees and expenses	62,437	7,641	15,784
Other	315	301	91

Total Expenses	1,196,227	282,248	316,393
Expense Waiver (See Note 6)	—	(57,146)	(56,022)
Expense Recoupment (See Note 6)	57,292	—	—

Net expenses	1,253,519	225,102	260,371

Net Investment Income (Loss)	(1,183,079)	(225,017)	116,419

Realized and Unrealized Gain on Investments
Net realized gain on investments	7,000,491	1,100,398	258,227
Change in net unrealized appreciation/depreciation on investments	4,427,770	380,837	1,267,756

Net realized and unrealized gain on investments	11,428,261	1,481,235	1,525,983

Net Increase in Net Assets Resulting from Operations	$10,245,182	$1,256,218	$1,642,402

(1)	Net of foreign tax withheld of $6,931 for Wisdom Fund.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Operations:
Net investment loss	$(1,183,079)	$(892,853)
Net realized gain on investments	7,000,491	374,166
Change in net unrealized appreciation/depreciation on investments	4,427,770	5,557,792

Net increase in net assets resulting from operations	10,245,182	5,039,105

Capital Share Transactions: (Note 3)
Proceeds from shares sold	7,520,786	2,607,596
Cost of shares redeemed	(11,571,722)	(9,504,225)
Redemption fees	13,217	2,907

Net decrease in net assets resulting from capital share transactions	(4,037,719)	(6,893,722)

Net Increase (Decrease) in Net Assets	6,207,463	(1,854,617)
Net Assets:
Beginning of period	35,058,417	36,913,034

End of period	$41,265,880	$35,058,417

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended	Year Ended
	August 31, 2011	August 31, 2010*	September 30, 2009

Operations:
Net investment loss	$(225,017)	$(234,241)	$(346,608)
Net realized gain (loss) on investments	1,100,398	1,514,092	(10,301,467)
Change in net unrealized appreciation/depreciation on investments	380,837	(1,331,963)	2,239,980

Net increase (decrease) in net assets resulting from operations	1,256,218	(52,112)	(8,408,095)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	3,553,418	551,595	3,717,444
Cost of shares redeemed	(1,878,153)	(4,747,889)	(18,909,229)
Redemption fees	8,277	61	14,509

Net increase (decrease) in net assets resulting from capital share transactions	1,683,542	(4,196,233)	(15,177,276)

Net Increase (Decrease) in Net Assets	2,939,760	(4,248,345)	(23,585,371)
Net Assets:
Beginning of period	4,073,026	8,321,371	31,906,742

End of period**	$7,012,786	$4,073,026	$8,321,371

** Includes undistributed net investment income of:	$68,970	$—	$—

*	The Jacob Small Cap Growth Fund’s predecessor Fund had a fiscal year end of September 30, so the current activity began on October 1, 2009 and the numbers shown above were for the eleven month period.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended	Year Ended
	August 31, 2011	August 31, 2010*	May 31, 2010

Operations:
Net investment income	$116,419	$23,502	$27,680
Net realized gain (loss) on investments	258,227	(186,905)	(518,138)
Change in net unrealized appreciation/depreciation on investments	1,267,756	168,807	2,581,798

Net increase in net assets resulting from operations	1,642,402	5,404	2,091,340

Distributions to Shareholders:
From net realized gain	(23,510)	—	(18,597)
From return of capital	—	—	(20,060)

Total distributions to shareholders	(23,510)	—	(38,657)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	114,470	168,755	1,402,974
Proceeds from reinvestment of distribution	18,963	—	37,169
Cost of shares redeemed	(2,522,148)	(751,818)	(3,563,889)
Redemption fees	4	—	39

Net decrease in net assets resulting from capital share transactions	(2,388,711)	(583,063)	(2,123,707)

Net Decrease in Net Assets	(769,819)	(577,659)	(71,024)
Net Assets:
Beginning of period	11,185,034	11,762,693	11,833,717

End of period**	$10,415,215	$11,185,034	$11,762,693

** Includes undistributed net investment income of:	$116,411	$23,502	$—

*	The Jacob Wisdom Fund’s predecessor Fund had a fiscal year end of May 31, so the current activity began on June 1, 2010 and the numbers shown above were for the three month period.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
FINANCIAL HIGHLIGHTS

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2009		August 31, 2008		August 31, 2007

Per Share Data:
Net asset value, beginning of period	$2.28		$1.99		$2.07		$2.71		$2.47

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(1)	(0.06	)(1)	(0.06	)(1)	0.02	(2)	(0.01	)(1)
Net realized and unrealized gains (losses) on investments	0.75		0.35		(0.02)		(0.59)		0.28

Total from investment operations	0.67		0.29		(0.08)		(0.57)		0.27

Less distributions from net investment income	—		—		—		(0.07)		(0.03)

Net asset value, end of period	$2.95		$2.28		$1.99		$2.07		$2.71

Total return	29.39%		14.57%		(3.86)%		(21.63)%		11.06%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$41,266		$35,058		$36,913		$44,516		$77,518
Ratio of gross operating expenses (prior to waiver or recoupments) to average net assets	2.69%		3.06%		3.71%		2.69%		2.36%
Ratio of net operating expenses (after waiver or recoupments) to average net assets	2.82%	(4)	2.96%	(4)	3.64%	(4)	2.65%	(3)	2.26%	(3)
Ratio of net investment income (loss) (prior to waiver or recoupments) to average net assets	(2.53)%		(2.49)%		(3.54)%		0.86%		(0.26)%
Ratio of net investment income (loss) (after waiver or recoupments) to average net assets	(2.66)%	(4)	(2.39)%	(4)	(3.47)%	(4)	0.90%	(3)	(0.16)%	(3)
Portfolio turnover rate	52.39%		52.09%		106.98%		80.46%		91.44%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Reflects Adviser’s waiver of 0.10% of the shareholder servicing fee beginning December 29, 2005 and ending December 31, 2007.
(4)	For the period January 1, 2009 through January 2, 2012, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s expense ratio exceeds 2.95%. All eligible previously waived expenses under this agreement were recouped by the Adviser during the year ended August 31, 2011.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

			October 1, 2009
	Year Ended		Through		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010(1)		September 30, 2009		September 30, 2008		September 30, 2007		September 30, 2006

Per Share Data:
Net asset value, beginning of period	$10.90		$11.16		$13.82		$21.94		$15.81		$16.16

Income (loss) from investment operations:
Net investment loss	(0.55	)(2)	(0.48	)(2)	(0.17	)(2)	(0.29	)(3)	(0.31	)(2)	(0.27	)(2)
Net realized and unrealized gain (loss) on investments	4.75		0.22		(2.49)		(7.83)		6.44		(0.08)

Total from investment operations	4.20		(0.26)		(2.66)		(8.12)		6.13		(0.35)

Paid in capital from redemption fees	0.02		0.00	(9)	0.00	(9)	0.00	(9)	0.00	(9)	0.00	(9)

Net asset value, end of period	$15.12		$10.90		$11.16		$13.82		$21.94		$15.81

Total return	38.72%		(2.33)%	(7)	(19.25)%		(37.01)%		38.77%		(2.17)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$7,013		$4,073		$8,321		$31,907		$50,378		$40,627
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	4.45%		5.43%	(4)(8)	2.64%	(4)	1.86%	(4)	1.83%	(4)	1.73%	(4)
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	3.55%	(6)	4.82%	(4)(5)(6)(8)	2.64%	(4)(5)	1.86%	(4)	1.83%	(4)	1.73%	(4)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(4.44)%		(5.21)%	(8)	(1.87)%		(1.56)%		(1.72)%		(1.61)%
Ratio of net investment loss (after waiver or reimbursements) to average net assets	(3.54)%	(6)	(4.60)%	(5)(6)(8)	(1.87)%	(5)	(1.56)%		(1.72)%		(1.61)%
Portfolio turnover rate	102.80%		228.16%	(7)	307.06%		246.41%		231.96%		246.66%

(1)	The financial highlights set forth herein include the historical financial highlights of the Rockland Small Cap Growth Fund. The assets of the Rockland Small Cap Growth Fund were acquired by the Jacob Small Cap Growth Fund on February 1, 2010. At the time of the reorganization, the adviser changed from Gould Investment Partners, LLC to Jacob Asset Management of New York LLC. The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the period ended August 31, 2010 and the years ended September 30, 2009, 2008, 2007 and 2006 was 0.02%, 0.01%, 0.01%, 0.01% and 0.01%, respectively.
(5)	Effective September 1, 2009, Gould Investment Partners, LLC agreed to voluntarily waive 0.25% of its advisory fee indefinitely. The impact on the net expense ratio was (0.01)% for the fiscal year ended September 30, 2009 and (0.25)% for the period October 1, 2009 through January 31, 2010.
(6)	Effective February 1, 2010 (date of reorganization) and for a period of two years following the reorganization, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.90% of the average daily net assets, to the extent that the Fund’s operating expenses exceed 2.45% of average daily net assets.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
FINANCIAL HIGHLIGHTS

		June 1, 2010
	Year Ended	Through		Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010(1)		May 31, 2010(2)	May 31, 2009	May 31, 2008	May 31, 2007

Net asset value, beginning of period	$7.65	$7.65		$6.48	$10.34	$13.28	$12.16

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02		0.00	(0.02)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on securities	1.10	(0.02)		1.18	(3.23)	(1.13)	2.29

Total from investment operations	1.18	0.00		1.18	(3.25)	(1.24)	2.19

Less distributions:
Distributions (from capital gains)	(0.02)	—		(0.01)	(0.61)	(1.70)	(1.07)

Net asset value, end of period	$8.81	$7.65		$7.65	$6.48	$10.34	$13.28

Total return	15.40%	0.00%	(4)	18.24%	(31.46)%	(9.77)%	18.59%
Net assets, end of period (in thousands)	$10,415	$11,185		$11,763	$4,315	$8,539	$12,154
Ratios of:
Gross operating expenses (prior to waiver or reimbursements) to average net assets	2.82%	3.22%	(5)	4.24%	3.44%	2.72%	2.48%
Net operating expenses (after waiver or reimbursements) to average net assets(3)	2.32%	2.72%	(5)	3.14%	2.75%	2.71%	2.48%
Net investment income (loss) (prior to waiver or reimbursements) to average net assets	0.54%	0.30%	(5)	(0.80)%	(0.86)%	(0.90)%	(0.76)%
Net investment income (loss) (after waiver or reimbursements) to average net assets(3)	1.04%	0.80%	(5)	0.30%	(0.17)%	(0.89)%	(0.76)%
Portfolio turnover rate	13.60%	6.50%	(4)	60.69%	37.12%	30.89%	10.72%

(1)	The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)	The financial highlights set forth herein include the historical financial highlights of the Wisdom Fund. The Wisdom Fund was reorganized into Jacob Wisdom Fund on February 18, 2010. On December 1, 2009, the adviser changed from Atlanta Investment Counsel, LLC to Jacob Asset Management of New York LLC. Information prior to February 18, 2010 reflects the performance of the Wisdom Fund’s Class B shares. The return of capital listed in Note 5 was paid out of the Wisdom Fund’s Institutional Class and Investor Class.
(3)	Effective February 18, 2010 (date of reorganization) and for a period of two years following the reorganization, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.50% of the average daily net assets, to the extent that the Fund’s operating expenses exceed 1.95% of average daily net assets. Prior to November 30, 2009, the previous adviser agreed to waive operating expenses over 1.75% of the Fund’s average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2011

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Jacob Wisdom Fund (the “Wisdom Fund”), collectively the “Funds” and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund is long-term growth of capital. The primary investment objective of the Wisdom Fund is to maximize total investment return consisting of a combination of income and capital appreciation. The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund), and the Jacob Wisdom Fund commenced operations when it acquired the assets and liabilities of the Wisdom Fund on February 18, 2010 in a reorganization transaction (the Jacob Wisdom Fund is the successor fund to the Wisdom Fund).

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Corporation has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Corporation’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2011:

	Level 1	Level 2	Level 3	Total

Common Stock
Internet—Commerce	$10,873,476	$—	$—	$10,873,476
Internet—Infrastructure	18,496,196	—	—	18,496,196
Internet—Media	10,549,894	954,374	—	11,504,268

Total Common Stock	39,919,566	954,374	—	40,873,940
Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	—	166,439	166,439

Total Investments in Securities	$39,919,566	$954,374	$166,439	$41,040,379

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
Description	in Securities

Balance as of August 31, 2010	$193,118
Accrued discounts/premiums	—
Realized gain (loss)	(694)
Change in unrealized appreciation (depreciation)	21,524
Purchases	—
Sales	(47,509)
Transfers in and/or out of Level 3*	—

Balance as of August 31, 2011	$166,439

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2011:

	Level 1	Level 2	Level 3	Total

Common Stock
Accommodation & Food Services	$501,750	$—	$—	$501,750
Arts, Entertainment, and Recreation	95,578	—	—	95,578
Health Care Services and Supplies	220,960	—	—	220,960
Internet Services	1,151,560	—	—	1,151,560
Oil & Gas-Exploration & Production	1,470,884	—	—	1,470,884
Pharmaceuticals	1,946,383	—	—	1,946,383
Semiconductors	498,938	—	—	498,938
Software	1,008,068	—	—	1,008,068

Total Common Stock	6,894,121	—	—	6,894,121

Total Investments in Securities	$6,894,121	$—	$—	$6,894,121

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

The following is a summary of the inputs used to value the Wisdom Fund’s investments as of August 31, 2011:

	Level 1	Level 2	Level 3	Total

Common Stock
Air Freight & Logistics	$778,290	$—	$—	$778,290
Beverages	1,255,435	—	—	1,255,435
Commercial Banks	250,650	—	—	250,650
Commercial Services & Supplies	443,076	—	—	443,076
Consumer Finance	487,335	—	—	487,335
Education	244,000	—	—	244,000
Food & Staples Retailing	806,990	—	—	806,990
Food Products	565,425	—	—	565,425
Health Care Equipment & Supplies	501,342	—	—	501,342
Hotels, Restaurants & Leisure	316,610	—	—	316,610
Household Products	152,832	—	—	152,832
Insurance	604,870	—	—	604,870
Machinery	662,192	—	—	662,192
Oil, Gas & Consumable Fuels	494,244	—	—	494,244
Pharmaceuticals	329,130	—	—	329,130
Real Estate Investment Trusts	1,344,614	—	—	1,344,614
Software	138,280	—	—	138,280
Textiles, Apparel & Luxury Goods	207,960	—	—	207,960

Total Common Stock	9,583,275	—	—	9,583,275

Total Investments in Securities	$9,583,275	$—	$—	$9,583,275

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2010-06, “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). This requirement amends FASB ASC Topic 820, Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Funds’ financial statements.

In May 2009, the FASB issued subsequent event standards. The Funds follow these standards which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. See Note 9.

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2011. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2011. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. Major jurisdictions for the Funds only relate to federal tax years. As of August 31, 2011, open federal tax years include the tax years ended August 31, 2008 through August 31, 2011 for the Internet Fund, the tax years ended September 30, 2008 through September 2009, period ended August 31, 2010 and year ended August 31, 2011 for the Small Cap Growth Fund and the tax years ended May 31, 2008 through May 31, 2010, period ended August 31, 2010 and year ended August 31, 2011 for the Wisdom Fund.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2011 there were twenty billion shares, $0.001 par value, authorized. Transactions in shares of the Internet Fund were as follows:

	Year Ended
	August 31, 2011
	Shares	Amount

Sales	2,475,803	$7,520,786
Redemptions	(3,893,220)	(11,571,722)
Redemption Fees	—	13,217

Net Decrease	(1,417,417)	$(4,037,719)

Shares Outstanding:
Beginning of period	15,394,577

End of period	13,977,160

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

	Year Ended
	August 31, 2010
	Shares	Amount

Sales	1,163,307	$2,607,596
Redemptions	(4,295,385)	(9,504,225)
Redemption Fees	—	2,907

Net Decrease	(3,132,078)	$(6,893,722)

Shares Outstanding:
Beginning of period	18,526,655

End of period	15,394,577

Transactions in shares of the Small Cap Growth Fund were as follows:

	Year Ended
	August 31, 2011
	Shares	Amount
Sales	208,094	$3,553,418
Redemptions	(118,082)	(1,878,153)
Redemption Fees	—	8,277

Net Increase	90,012	$1,683,542

Shares Outstanding
Beginning of period	373,736

End of period	463,748

	October 1, 2009*
	Through
	August 31, 2010
	Shares	Amount
Sales	46,886	$551,595
Redemptions	(418,856)	(4,747,889)
Redemption Fees	—	61

Net Decrease	(371,970)	$(4,196,233)

Shares Outstanding
Beginning of period	745,706

End of period	373,736

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

	Year Ended
	September 30, 2009
	Shares	Amount
Sales	396,759	$3,717,444
Redemptions	(1,959,349)	(18,909,229)
Redemption Fees	—	14,509

Net Decrease	(1,562,590)	$(15,177,276)

Shares Outstanding
Beginning of period	2,308,296

End of period	745,706

*	The Small Cap Growth Fund’s predecessor Fund had a fiscal year end of September 30, so the activity began on October 1, 2009.

Transactions in shares of the Wisdom Fund were as follows:

	Year Ended
	August 31, 2011
	Shares	Amount
Sales	12,786	$114,470
Reinvestments	2,184	18,963
Redemptions	(294,874)	(2,522,148)
Redemption Fees	—	4

Net Decrease	(279,904)	$(2,388,711)

Shares Outstanding
Beginning of period	1,462,563

End of period	1,182,659

	June 1, 2010*
	Through
	August 31, 2010
	Shares	Amount
Sales	21,685	$168,755
Reinvestments	—	—
Redemptions	(97,107)	(751,818)

Net Decrease	(75,422)	$(583,063)

Shares Outstanding
Beginning of period	1,537,985

End of period	1,462,563

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

	Year Ended
	May 31, 2010
	Shares	Amount
Sales	174,779	$1,402,974
Net shares issued as part of Reorganization	62,778	—
Reinvestments	4,561	37,169
Redemptions	(466,437)	(3,563,889)
Redemption Fees	—	39

Net Decrease	(224,319)	$(2,123,707)

Shares Outstanding
Beginning of period	1,762,304

End of period	1,537,985

*	The Wisdom Fund had a fiscal year end of May 31, which was the Predecessor Fund’s year end, so the activity began on June 1, 2010. The fiscal year end was changed to August 31 to align with the other Jacob Funds.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. As of August 31, 2011, two shareholders own greater than 10% of the Wisdom Fund’s outstanding shares.

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2011 for the Internet Fund, the Small Cap Growth Fund and the Wisdom Fund, purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales

Jacob Internet Fund	$22,635,110	$28,118,608
Jacob Small Cap Growth Fund	7,659,458	6,166,161
Jacob Wisdom Fund	1,481,743	4,666,495

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2011.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

NOTE 5—TAX INFORMATION

At August 31, 2011, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Wisdom
	Fund	Growth Fund	Fund
Cost of Investments	$31,226,390	$6,631,408	$8,040,228

Gross unrealized appreciation	14,315,638	958,240	1,628,874
Gross unrealized depreciation	(4,501,649)	(695,527)	(85,827)

Net unrealized appreciation	$9,813,989	$262,713	$1,543,047

Undistributed ordinary income	—	267,796	104,302

Total distributable earnings	$—	267,796	$104,302

Other accumulated losses	$(10,045,471)	$(14,499,691)	$(1,479,623)

Total accumulated earnings/(losses)	$(231,482)	$(13,969,182)	$167,726

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and real estate investment trusts (“REITs”). At August 31, 2011, the Funds had accumulated net realized capital loss carryovers as follows:

Internet	Small Cap	Wisdom
Fund	Growth Fund	Fund	Expiration

$3,532,223	$8,454,402	$1,044,623	8/31/2017
6,513,248	6,045,289	435,000	8/31/2018

$10,045,471	$14,499,691	$1,479,623

To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended August 31, 2011, the Internet Fund, Small Cap Growth Fund and Wisdom Fund utilized capital loss carryforwards of $5,748,822, $838,434 and $260,376, respectively and the Small Cap Growth Fund had $1,926,900 in capital loss carryover expire.

The Internet Fund made no distributions during the fiscal years ended August 31, 2011 and 2010. The Small Cap Growth Fund made no distributions during the year ended August 31, 2011, during the period from October 1, 2009 through August 31, 2010 and during the fiscal year ended September 30, 2009. The Wisdom Fund paid $23,510 out of short term capital gains during the year ended August 31, 2011, of which the tax basis was ordinary income. The Wisdom Fund made no distributions during the period from June 1, 2010 through August 31, 2010 and paid $20,060 as a return of capital and paid $18,597 out of capital gains during the year ended May 31, 2010.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

Reclassification Adjustments: Capital stock, undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds.

Differences primarily relate to the tax treatment of net operating losses, expiring capital losses, and foreign currency gains and losses. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments. Accordingly, at August 31, 2011 reclassifications were recorded as follows:

	Internet	Small Cap	Wisdom
	Fund	Growth Fund	Fund

Undistributed net investment income	$1,183,079	$293,987	$(23,510)
Accumulated net realized loss on investments	(124)	1,632,913	23,510
Capital Stock	(1,182,955)	(1,926,900)	—

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets, 0.90% of the Small Cap Growth Fund’s average daily net assets and 0.50% of the Wisdom Fund’s average daily net assets.

Effective January 1, 2009, the Adviser has contractually agreed to waive up to 0.10% of the average daily net assets from its advisory fee to the extent the Internet Fund’s total annual operating expenses exceed 2.95% of the average daily net assets through January 2, 2012. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the year ended August 31, 2011, fees of $57,292 were recouped by the Adviser, which includes all eligible previously waived expenses per this agreement.

Effective February 1, 2010 (date of reorganization of the Small Cap Growth Fund), the Adviser has contractually agreed for a period of two years to waive its advisory fees in an amount up to an annual rate of 0.90% of the Small Cap Growth Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses exceed 2.45% of average daily net assets. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Small Cap Growth Fund’s expenses to exceed 2.45%. For the year ended August 31, 2011, fees of $57,146 were waived by the Adviser.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

Effective February 18, 2010 (date of reorganization of the Wisdom Fund), the Adviser has contractually agreed for a period of two years to waive its advisory fees in an amount up to an annual rate of 0.50% of the Fund’s average daily net assets, to the extent that the Wisdom Fund’s total annual operating expenses exceed 1.95% of average daily net assets. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Wisdom Fund’s expenses to exceed 1.95%. For the year ended August 31, 2011, fees of $56,022 were waived by the Adviser.

Following is a schedule of when fees may be recouped:

Small Cap	Wisdom
Growth Fund	Fund	Expiration

$—	$17,306	May 31, 2013
25,607	14,645	August 31, 2013
57,146	56,022	August 31, 2014

$82,753	$87,973

The Rockland Small Cap Growth Fund was the predecessor fund of the Small Cap Growth Fund. All performance and operations reported for the period prior to February 1, 2010 represent the activity of the Rockland Small Cap Growth Fund.

The Wisdom Fund was the predecessor fund of the Jacob Wisdom Fund. All performance and operations reported for the periods prior to February 18, 2010 represent the activity of the Wisdom Fund.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Asset Management, Inc. (formerly known as FAF Advisors, Inc.) serves as the securities lending agent.

NOTE 7—SECURITIES LENDING

The Funds may lend portfolio securities equal in value to up to 33% of their total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bancorp Asset Management, Inc. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the types of security, length of the loan and credit standing of the borrower. The Funds continue to receive interest or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recover the securities from the borrower on demand. U.S. Bancorp Asset Management, Inc. received no income from the Internet Fund for its securities lending administrative services during the year ended August 31, 2011. The Small Cap

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

Growth Fund and Wisdom Fund did not participate in securities lending during the year ended August 31, 2011.

As of August 31, 2011, the Internet Fund had loaned securities that were collateralized by cash proceeds that the borrower paid to the Internet Fund. The cash collateral is invested by the custodian with the approval of the Adviser. Although risk is mitigated by the collateral and by an indemnification by the securities lending agent, the Internet Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. The Internet Fund is also exposed to market risk on the investments it purchases with the proceeds of the cash collateral. As of August 31, 2011, the value of the Internet Fund’s securities on loan was $1,896,777. The cost of the related collateral was $691,033 and the fair value of the investments purchased was $166,439. An amount of $1,304,912 of the collateral was not invested and held in cash. As of August 31, 2011, the Internet Fund had experienced $524,594 of unrealized depreciation and $694 of realized loss on the investments it purchased with proceeds of the cash collateral.

NOTE 8—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser up to 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser. The Internet Fund incurred $155,693 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2011. At August 31, 2011, $25,412 of the Shareholder Servicing Fee was available for eligible 12b-1 expenses for the Internet Fund.

The Corporation, on behalf of the Small Cap Growth Fund and Wisdom Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Wisdom Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2011

shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $22,224 and the Wisdom Fund incurred $39,215 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2011. At August 31, 2011, $0 and $14,593 of the Shareholder Servicing Fee was available for eligible 12b-1 expenses for the Small Cap Growth Fund and Wisdom Fund, respectively.

NOTE 9—	SUBSEQUENT EVENTS

In connection with the preparation of the Funds’ financial statements, management has evaluated subsequent events after August 31, 2011. There have been no significant subsequent events since August 31, 2011 that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of the
Jacob Internet Fund,
Jacob Small Cap Growth Fund and
Jacob Wisdom Fund

We have audited the accompanying statements of assets and liabilities of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund, each a series of shares of Jacob Funds Inc. (the “Funds”), including the schedules of investments, as of August 31, 2011, the related statements of operations and changes in net assets and financial highlights for the year then ended, and the statements of changes in net assets and the financial highlights for each of the respective years or periods ended August 31, 2010. Additionally, we have audited the financial highlights of the Jacob Wisdom Fund for each of the years in the three-year period ended May 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for all of the remaining years or periods presented were audited by other auditors, whose reports dated July 30, 2010, November 23, 2009, and October 28, 2009 each expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund as of August 31, 2011, the results of their operations, changes in their net assets and their financial highlights for the year then ended, and the changes in their net assets and their financial highlights for years or periods ended August 31, 2010 and also the financial highlights of the Jacob Wisdom Fund for each of the years in the three-year period ended May 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 27, 2011

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2011 for the Internet Fund, Small Cap Growth Fund and Wisdom Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days for the Internet Fund and 90 days for the Small Cap Growth Fund and Wisdom Fund following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2011–8/31/11) for the Internet Fund, Small Cap Growth Fund and Wisdom Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days for the Internet Fund and 90 days for the Small Cap Growth Fund and Wisdom Fund following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

Internet Fund

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/11	Value 8/31/11	3/1/11–8/31/11*

Actual	$1,000.00	$945.50	$13.19
Hypothetical (5% annual return before expenses)	$1,000.00	$999.15	$13.55

*	Expenses are equal to the Internet Fund’s annualized expense ratio of 2.69% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/11	Value 8/31/11	3/1/11–8/31/11*

Actual	$1,000.00	$929.30	$15.37
Hypothetical (5% annual return before expenses)	$1,000.00	$996.78	$15.90

*	Expenses are equal to the Small Cap Growth Fund’s annualized expense ratio of 3.16% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Wisdom Fund

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/11	Value 8/31/11	3/1/11–8/31/11*

Actual	$1,000.00	$1,013.80	$11.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,001.31	$11.40

*	Expenses are equal to the Wisdom Fund’s annualized expense ratio of 2.26% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the period ended August 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Wisdom Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended August 31, 2011 is as follows:

Wisdom Fund	100.00%

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors of the Corporation is set forth below. The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-Jacob-fx (1-888-522-6239).

				Number of
		Term of		Portfolios
		Office &		in Fund	Other
	Position(s)	Length of		Complex	Directorships
	Held within	Time	Principal Occupation During	Overseen	Held By
Name, Address and Age	the Corporation	Served(1)	Past Five Years	by Director	Director

Independent Directors:
William B. Fell 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 42	Director	Since 1999	Controller, ABB Inc., Instrumentation Division, 2009–2010; General Accounting Manager, ABB Inc., Instrumentation Division, 2004–2009.	3	None

Christopher V. Hajinian 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 42	Director	Since 1999	Property Management, since 2008; Attorney, Neil A. Morris Associates, P.C., 2006–2007; Attorney, Christopher V. Hajinian, P.C., 2004–2005.	3	None

Jeffrey I. Schwarzschild 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 40	Director	Since 1999	Chief Counsel at the California Conservation Corps., since September 2011; Deputy Attorney General, The State of California, October 2006–September 2011; Associate attorney, Law Office of Mark E. Merin, April 2003–September 2006.	3	None
Interested Directors:
Ryan I. Jacob(2) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 42	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999; Chief Portfolio Manager of The Internet Fund, Inc. from December 1997–June 1999; Analyst for Horizon Asset Management, 1994–August 1998.	3	None

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
Office &
	Position(s)	Length of
	Held within	Time	Principal Occupation During
Name, Address and Age	the Corporation	Served(1)	Past Five Years

Officers:
Francis J. Alexander(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 67	Vice President, Secretary and Treasurer	Since 1999	Member of the Adviser and portfolio manager of the Internet Fund since inception in 1999, Director of the Internet Fund, 1999–October 2003; President, Alexander Capital Management, Inc., 1985–present; Managing Member, ACMG, LLC (registered investment adviser), October 1999 to December 2003; Director and portfolio manager, 1998–March 2002, chairman of investment committee, March 1999–March 2002, Lepereq, de Neuflize & Co. Inc. (financial services company in investment advisory and broker/dealer business).

Shane Morris(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 34	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2004-2007 and since July 2008	Operations Manager for the Adviser since July 2008; Writer, Walt Disney Animation Studios, October 2007-July 2008; Operations Manager for the Adviser, February 2002-October 2007.

(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.

(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.

(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Investment Advisor
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund and the Jacob Wisdom Fund is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Jacob Asset Management of New York LLC
1-888-Jacob-fx (522-6239)
www.Jacobmutualfunds.com

Annual
Report
August 31, 2011

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant has posted its code of ethics on its Internet website: www.jacobmutualfunds.com
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.” Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP.

	FYE 8/31/2011	FYE 8/31/2010

Audit Fees	$39,000	$37,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0
The Registrant’s audit committee has adopted an Audit Committee Charter that provides that the audit committee shall pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

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The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2011	FYE 8/31/2010

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 8/31/2011	FYE 8/31/2010

Registrant	$6,000	$6,000
Registrant’s Investment Adviser	$0	$0
Item 5. Audit Committee of Listed Registrants.
Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.

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Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. The Registrant has posted its Code of Ethics on its website at www.jacobmutualfunds.com.
(2)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Jacob Funds Inc.

By (Signature and Title)	/s/ Ryan Jacob Ryan Jacob, President
Date 11/4/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ryan Jacob Ryan Jacob, President
Date 11/4/2011

By (Signature and Title)	/s/ Francis Alexander Francis Alexander, Treasurer
Date 11/7/2011

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